[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Exhibit 10.30

Amendment to the Cross-License Agreement

By and Between

MedImmune, LLC and Xencor, Inc.

This amendment ("Amendment") to the license agreement effected December 19, 2012 (the "Agreement") by and between MedImmune, LLC, a limited liability company organized under the laws of Delaware, having a principal place of business at One MedImmune Way, Gaithersburg MD 20878 (“MedImmune”) and Xencor, Inc., a Delaware corporation with an office at 111 W. Lemon Ave., Monrovia, CA 91016 ("Xencor"), is effective as of January 2, 2020.  Capitalized terms not otherwise defined herein shall have the meaning ascribed in the Agreement.

Whereas, MedImmune and Xencor desire to amend the Agreement in order to make the process of milestone payments more efficient; and

Whereas, MedImmune began doing business as AstraZeneca in February of 2019.

Now Therefore, in consideration of the mutual promises and covenants herein contained, Xencor and MedImmune hereby agree to the following terms:

1.	Section 2.5 (b) shall be deleted and replaced with the following:

“providing reports pursuant to Section 5.4 of the [***] License to

[***]

2.	The first paragraph of Section 6.1 shall be deleted and replaced with the following:

“Xencor shall make payments to [***] pursuant to Section 5 of the [***] License and calculated according to the terms of the [***] License as applied to all activities, achievements and sales pursuant to Xencor’s sublicense hereunder of [***]’s interest in those MedImmune Patents co-owned by MedImmune. Xencor shall make payments pursuant to Section 5.1 (c) of the [***] License within thirty (30) days of each milestone event and payments pursuant to Section 5.1 (d) of the [***] License shall be due and payable by March 1 of each year during the term of the [***] License.”

3.	Section 6.2 shall be deleted and replaced with the following sentence:

“All payment to [***] shall be made via the following methods unless advised differently by [***]:

[***]

4.	Except as expressly and unambiguously stated herein, all other terms and conditions of the Agreement, as amended, shall remain in full force and effect.

[Signature Page Follows]

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

In Witness Whereof, the parties have caused this Amendment to be executed by their duly authorized representatives.

Xencor, Inc.	MedImmune, LLC

By:  /s/ Bassil Dahiyat  By:  /s/ Gail Wasserman

Name:  Bassil Dahiyat   Name:   Gail Wasserman

Title:  President & CEO  Title:

Date:  03 January 2020  Date:  13 January 2020

Acknowledged by:

[***]

By:  [***]

Name:  [***]

Title:  [***]

Date:   04 January 2020

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.